                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2004
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                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                             0-23970                  77-0216135
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                2 Huntington Quadrangle, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
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         (Former name or former address, if changed since last report.)

Item 1.01     Entry Into A Material Definitive Agreement

            On  September  1, 2004,  the  Company  entered  into an Amended  and
Restated  Employment  Agreement (the "Employment  Agreement") with ReiJane Huai,
President and Chief Executive Officer of the Company.

            The  Employment  Agreement  is for a term that ends on December  31,
2008 and provides for a base salary of $275,000, with bonuses available based on the Company's performance.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FALCONSTOR SOFTWARE, INC.

Dated: September 1, 2004                       By:    /s/ James Weber
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                                               Name:  James Weber
                                               Title: Chief Financial Officer
                                                      and Vice President